SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2003

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99(A) Summary Annual Report of Progressive Co.
EX-99(B) News Release Dated March 12, 2003
EX-99(C) Certification of Principal Exec. Officer
EX-99(D) Certification of Principal Finan. Officer

Item 9. Regulation FD Disclosure.

     The Progressive Corporation (the “Company”) produced a Summary Annual Report for the year ended December 31, 2002. This Summary Annual Report will be distributed to shareholders, along with the Company’s 2003 Proxy Statement and the 2002 Annual Report to Shareholders, on or about March 17, 2003. A copy of the Summary Annual Report is attached hereto as Exhibit 99(a).

     On March 14, 2003, the Company issued a News Release containing certain selected underwriting results of the Company for the month of February 2003 (the “News Release”). A copy of the News Release is attached hereto as Exhibit 99(b).

     On March 14, 2003, each of the Principal Executive Officer, Glenn M. Renwick, and the Principal Financial Officer, W. Thomas Forrester, of the Company made certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying Progressive’s Annual Report on Form 10-K for the year ended December 31, 2002. A copy of each of these certifications is attached hereto as Exhibit 99(c) and 99(d), respectively.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 14, 2003

THE PROGRESSIVE CORPORATION

By:	/s/ W. Thomas Forrester

Name: W. Thomas Forrester Title: Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description

99	99(a)	Summary Annual Report of The Progressive Corporation for the year ended December 31, 2002

99	99(b)	News Release dated March
14, 2003, containing certain selected underwriting results of The Progressive Corporation for the month of February 2003

99	99(c)	Certification of the Principal Executive Officer, Glenn M. Renwick, of The Progressive Corporation, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99	99(d)	Certification of the Principal Financial Officer, W. Thomas Forrester, of The Progressive Corporation, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002